EXHIBIT 10.7

FORM OF SERIES B PREFERRED STOCK
CERTIFICATE OF
PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC.

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Certificate Number	Shares

PAR VALUE $0.001	PREFERRED STOCK SERIES B

THIS CERTIFIES THAT                                                                SPECIMEN

FULLY PAID AND NON-ACCESSIBLE SHARES OF THE PREFERRED STOCK PAR VALUE OF $0.001 EACH OF PHYSICIANS HEALTHCARE MANAGEMENT GROUP, INC. TRANSFERABLE ON THE BOOK OF COPRORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.  THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

RICHARD E. GOULDING, MD Secretary	COUNTERSIGNED AND REGISTERED: ISLAND STOCK TRANSFER Transfer Agent

ROBERT L. TRINKA	Authorized Signature
President	100 Second Avenue South, Suite 300N, St. Petersburg, FL 33701
727.289.0010

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